Exhibit 99.1

Ocean Biomedical Debuts as Publicly Traded Company Focused on Accelerating the Commercialization of Innovative Assets from Research Universities and Medical Centers

Completes business combination with Aesther Healthcare Acquisition Corp.

Ocean Biomedical stock will trade on Nasdaq under ticker symbol “OCEA”

Providence, RI and New York, NY Feb. 15, 2023 – Ocean Biomedical (“the Company”) (Nasdaq: OCEA), a next-generation biopharma company, today announced the completion of its business combination with Aesther Healthcare Acquisition Corp. (“Aesther”) (Nasdaq: AEHA), a publicly traded special purpose acquisition company. Ocean Biomedical, Inc., the resulting combined company, is expected to commence trading on the Nasdaq Capital Market under the symbol “OCEA” on February 15, 2023. The business combination was approved by Aesther’s shareholders on February 3, 2023. Related transactions included up to a $60 million committed backstop by Vellar Opportunity Fund SPV LLC - Series 3 and a Common Stock Purchase Agreement with White Lion Capital LLC, which provides that White Lion Capital is committed to purchase the Company’s Common Stock with an aggregate gross purchase price of up to $75 million. The arrangement provides Ocean Biomedical access to capital that will enable the company to propel its diversified pipeline to commercial success. The company’s common stock and warrants are expected to be listed on Nasdaq under the symbols “OCEA” and “OCEAW,” respectively.

Ocean Will Address Areas of Great Unmet Need Through Novel Scientific Breakthroughs

Built on an innovative business model, Ocean Biomedical bridges the ‘bench-to-bedside’ gap by accelerating the commercialization of innovative assets from research universities and medical centers. That involves elevating the efforts of scientists at these institutions to ensure their discoveries advance through discovery to clinical trials, eventually reaching the hands of doctors and patients who need them. Ocean Biomedical’s core portfolio, built from relationships with these leading institutions, is currently focused in three critical areas: oncology, pulmonary fibrosis, and infectious disease. Each include new target discoveries that will enable first-in-class drug and vaccine candidates, developed through past and ongoing grants totaling $123.9 million. All three represent large markets with tremendous unmet medical needs.

Oncology

●	Non-small cell lung cancer (NSCLC) is the leading cause of cancer death and second most diagnosed cancer in the United States, affecting approximately 460,000 people in the U.S. alone.
●	Glioblastoma multiforme (GBM) is a lethal type of brain tumor with a single-digit five-year survival rate. It affects approximately 28,000 people in the U.S. alone.

Chitinase 3-like-1 (CHI3L1) is a novel target and pathway discovery, the master checkpoint inhibitor, uncovered by the Ocean team. This novel, bispecific antibody approach generates strong anti-tumor response in lung cancer and brain cancer, whether used in combination or as a monotherapy. Ocean Biomedical’s novel approach to tumor suppression, focused on controlling CHI3L1, other immune checkpoint inhibitors, and T-cell co-stimulators, could control important pathways pan-cancer and has potential application for tumor suppression across multiple cancer pathways.

Pulmonary Fibrosis

●	Idiopathic pulmonary fibrosis is a progressive disease that results in the irreversible loss of lung function with high morbidity and mortality rates. Its prevalence in the U.S. has been reported to range from 10-60 cases per 100,000 people, while in Europe it ranges from 1.3-32.5 cases per 100,000.
●	Hermansky-Pudlak Syndrome (HPS) is a rare genetic disease with high prevalence occurring in Puerto Rico, with 1 case every 1,800 people.

Ocean has identified a novel target and pathway discovery called Chitinase 1 (Chit1), as well as a potential inhibitor of this pathway called OCF-203. OCF-203 has been evaluated in multiple models of pulmonary fibrosis with impressive reductions in fibrosis. These discoveries hold potential for growth into other fibrotic diseases, including scleroderma, alcoholic liver disease, and NASH.

Malaria

●	Malaria is a deadly disease with over 3 billion people at risk of infection annually worldwide. 200-300 million people are infected worldwide each year. It is the number one killer of children under five years old, with over 500,000 children under five killed each year.

Ocean’s proprietary platform for infectious diseases has yielded promising vaccine and therapeutic candidates for malaria, including the discovery of PfSEA-1 and PfGARP. These targets enable a promising new strategy for combating the disease. Moreover, the company’s drug target discovery platform has the potential to discover targets against other infectious diseases, like tuberculosis or another pandemic-type virus.

Notable Investment Activity

Ocean and Aesther have partnered with some of the premier investment institutions in the health care space. This has led to a secure and growing runway to continue Ocean’s important innovations, with funding including:

●	$123.9 million in past and ongoing grants, in use to enable first-in-class drug and vaccine candidates that make up Ocean’s initial core portfolio in oncology, fibrosis, and infectious disease, all based on new target discoveries
●	A $60 million committed backstop by Vellar Opportunity Fund SPV LLC – Series 3
●	A Common Stock Purchase Agreement with White Lion Capital LLC, which provides that White Lion Capital is committed to purchase the company’s Common Stock with an aggregate gross purchase price of up to $75 million

Company Leadership

Ocean Biomedical will continue to be led by Elizabeth Ng, Chief Executive Officer, a proven biotechnology veteran. Dr. Jack Elias, former Dean of Medicine at Brown University and Professor of Translational Sciences, Medicine, and Molecular Biology at the Warren Alpert Medical School Brown University, and Dr. Jake Kurtis, the current chair of pathology and laboratory medicine at Brown, each Company co-founders, will retain their positions as Scientific Advisory Board Chair and Chief Scientist, respectively. The Ocean executive leadership also includes:

●	Daniel Behr, Executive Vice President and Head of External Innovation & Academic Partnerships
●	Gurinder Kalra, Chief Financial Officer
●	Dr. Inderjote Kathuria, Chief Strategy Officer, M.D
●	Robert John Sweeney, Chief Accounting Officer
●	Kevin Kertscher, Communications Director
●	Sharon Talcott, Vice President, Strategic Partnerships

Entrepreneur, investor and fellow co-founder Dr. Chirinjeev Kathuria will serve as the Executive Chairman of the Board of Directors. The Board will consist of nine members, including: Suren Ajjarapu, Chairman and CEO of Aesther; Michael Peterson, current member of the Aesther Board of Directors; Martin D. Angle, Independent Director; Dr. Michelle Berry, M.D., M.P.H., Independent Director; Jerome Ringo, Independent Director; and Gov. William Owens, Independent Director.

Leadership Commentary

“Ocean Biomedical was founded with a singular goal: to discover and advance practice-changing medicine that can address some of the world’s deadliest and most prevalent diseases,” said Dr. Jack Elias, Ocean Biomedical scientific advisory board chair. “Our pipeline, as a result, is currently working on illnesses ranging from lung cancer to malaria, and this is just the beginning – as an emerging biotech, this dexterous and innovative business model is what makes Ocean Biomedical unique. We’re thrilled to be officially trading as a public company, allowing us to advance our pipeline of innovative assets – discovered by our growing world-class network of researchers – and ensuring that these assets can benefit patient outcomes in some of the most devastating illnesses we face as humans today.”

“Ocean Biomedical is a category of one as the parent company of three biopharma companies, each with individual assets that will change the practice of medicine,” said Dr. Chirinjeev Kathuria, Ocean Biomedical Chairman of the Board of Directors. “Our highly experienced management team – with scientific, clinical, and commercial expertise at the top levels of the industry – has primed each to eventually bring a number of innovative treatments to market. Ocean also has the potential to leverage the current core portfolio into additional disease indications through existing and new partnerships with premier research institutions. With this milestone, we’re ready and excited to execute further on our goal of getting drugs to patients, working with leading experts to accelerate the development of innovative therapies, and providing new models for academic partnerships. We believe our work will change the course of humanity, making the world better through better medical interventions and treatments.”

“We’re immensely excited that Ocean Biomedical has completed the transition to be a publicly-traded company. We’re confident that the combination of the company’s unique business model and cutting-edge science will deliver lasting value to investors while advancing our abilities to treat difficult diseases,” said Suren Ajjarapu, Chairman and CEO of Aesther. “I’m personally confident that this transaction will buttress Ocean’s long-term mission to champion paradigm shifting science and deliver it to the world.”

Advisors

Cohen & Company Capital Markets serves as lead capital markets advisor along with EF Hutton, division of Benchmark Investments, LLC to Aesther Healthcare Acquisition Corp. Nelson Mullins Riley & Scarborough LLP serves as legal counsel to Aesther Healthcare Acquisition Corp. and Malone Bailey, LLP serves as auditors to Aesther Healthcare Acquisition Corp. Dykema Gossett PLLC serves as legal counsel to Ocean Biomedical, Inc. and Deloitte & Touche LLP serves as auditors to Ocean Biomedical, Inc.

About Aesther Healthcare Acquisition Corp.

Aesther is a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Its principals possess public and private market investing experience and operational knowledge to bring value added benefits to Ocean Biomedical. The Aesther team has substantial experience investing in and operating businesses in multiple sectors, as well as a significant long-term track record in creatively structuring transactions to unlock and maximize value.

To learn more, visit www.aestherhealthcarespac.com.

About Ocean Biomedical

Ocean Biomedical, Inc. is a Providence, Rhode Island-based biopharma company with an innovative business model that accelerates the development and commercialization of scientifically compelling assets from research universities and medical centers. Ocean Biomedical deploys the funding and expertise to move new therapeutic candidates efficiently from the laboratory to the clinic, to the world. Ocean Biomedical is currently developing five promising discoveries that have the potential to achieve life-changing outcomes in lung cancer, brain cancer, pulmonary fibrosis, and the prevention and treatment of malaria. The Ocean Biomedical team is working on solving some of the world’s toughest problems, for the people who need it most.

To learn more, visit www.oceanbiomedical.com

Forward-Looking Statements

This press release contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed merger agreement between Aesther and Ocean Biomedical (the “Transaction”), including without limitation statements regarding the anticipated benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the implied enterprise value, future financial condition and performance of Ocean Biomedical and the combined company after the closing and expected financial impacts of the proposed Transaction, the satisfaction of closing conditions to the proposed Transaction, the level of redemptions of Aesther’s public stockholders and the products and markets and expected future performance and market opportunities of Ocean Biomedical. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

The announcement today is based solely on laboratory and animal studies. Ocean Biomedical has not conducted any studies that show similar efficacy or safety in humans. There can be no assurances that this treatment will prove safe or effective in humans, and that any clinical benefits of this treatment is subject to clinical trials and ultimate approval of its use in patients by the FDA. Such approval, if granted, could be years away.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Aesther’s securities; (ii) the risk that the proposed Transaction may not be completed by Aesther’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the approval of the Merger Agreement by the stockholders of Aesther, the satisfaction of the minimum net tangible assets and minimum cash at closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by Aesther’s stockholders; (vi) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Capital Market’s initial listing standards in connection with the consummation of the proposed Transaction; (vii) the effect of the announcement or pendency of the proposed Transaction on Ocean Biomedical’s business relationships, operating results, and business generally; (viii) risks that the proposed Transaction disrupts current plans and operations of Ocean Biomedical; (ix) the outcome of any legal proceedings that may be instituted against Ocean Biomedical or against Aesther related to the Merger Agreement or the proposed Transaction ; (x) changes in the markets in which Ocean Biomedical’s competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) risk that Ocean Biomedical may not be able to execute its growth strategies; (xiii) risks related to the ongoing COVID-19 pandemic and response, including supply chain disruptions; (xiv) risk that Ocean Biomedical may not be able to develop and maintain effective internal controls; (xv) costs related to the proposed Transaction and the failure to realize anticipated benefits of the proposed Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xvi) the ability to recognize the anticipated benefits of the proposed Transaction and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Ocean Biomedical to grow and manage growth economically and hire and retain key employees; (xvii) the risk that Ocean Biomedical may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xviii) the ability to develop, license or acquire new therapeutics; (xix) the risk that Ocean Biomedical will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xx) the risk that Ocean Biomedical, post-combination, experiences difficulties in managing its growth and expanding operations; (xxi) the risk of product liability or regulatory lawsuits or proceedings relating to Ocean Biomedical’s business; (xxii) the risk of cyber security or foreign exchange losses; (xxiii) the risk that Ocean Biomedical is unable to secure or protect its intellectual property; and (xxiv) those factors discussed in Aesther’s filings with the SEC and that that will be contained in the proxy statement relating to the proposed Transaction .

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents to be filed by Aesther from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Ocean Biomedical and Aesther may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of Ocean Biomedical or Aesther gives any assurance that Ocean Biomedical or Aesther, or the combined company, will achieve its expectations. These forward-looking statements should not be relied upon as representing Aesther’s or Ocean Biomedical’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the Merger Agreement and the proposed Transaction, Aesther intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A relating to the proposed Transaction. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that Aesther has filed or may file with the SEC in connection with the proposed Transaction. Aesther’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed Transaction, as these materials will contain important information about Aesther, Ocean Biomedical, the Merger Agreement, and the proposed Transaction. When available, the definitive proxy statement and other relevant materials for the proposed Transaction will be mailed to stockholders of Aesther as of a record date to be established for voting on the proposed Transaction. Before making any voting or investment decision, investors and stockholders of Aesther are urged to carefully read the entire proxy statement, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Transaction. Aesther investors and stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Aesther Healthcare Acquisition Corp., 515 Madison Avenue, Suite 8078, New York, NY 10022, Attention: Mr. Suren Ajjarapu.

Participants in Solicitation

Aesther, Ocean Biomedical and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Aesther’s stockholders with respect to the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Transaction of Aesther’s directors and officers in Aesther’s filings with the SEC, including, when filed with the SEC, the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents filed with the SEC. Such information with respect to Ocean Biomedical’s directors and executive officers will also be included in the proxy statement.

No Offer or Solicitation

This press release is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Investor Contact

Email: IR@aestherhealthcarespac.com

Media Contact

Sean Leous
ICR Westwicke
Phone: +1.646.866.4012
Email: Sean.Leous@westwicke.com